Schedule A

Trusts and Portfolios Covered by the Sub-Advisory Agreement, dated as of June 1, 2017,

between

Fidelity Management & Research Company

and

Fidelity Management & Research (Japan) Limited

Name of Trust	Name of Portfolio	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Series Equity Growth Fund	03/19/2014

Fidelity Advisor Series I	Fidelity Advisor Series Growth Opportunities Fund	09/18/2013

Fidelity Advisor Series I	Fidelity Advisor Series Small Cap Fund	09/18/2013

Fidelity Concord Street Trust	Fidelity Series Small Cap Discovery Fund	09/18/2013

Fidelity Contrafund	Fidelity Advisor Series Opportunistic Insights Fund	09/19/2012

Fidelity Contrafund	Fidelity Series Opportunistic Insights Fund	09/19/2012

Fidelity Devonshire Trust	Fidelity Advisor Series Equity-Income Fund	09/19/2012

Fidelity Devonshire Trust	Fidelity Advisor Series Stock Selector Large Cap Value Fund	09/19/2012

Fidelity Devonshire Trust	Fidelity Series All-Sector Equity Fund	09/17/2008

Fidelity Devonshire Trust	Fidelity Series Equity-Income Fund	09/19/2012

Fidelity Devonshire Trust	Fidelity Series Stock Selector Large Cap Value Fund	09/19/2012

Fidelity Hastings Street Trust	Fidelity Advisor Series Growth & Income Fund	09/19/2012

Fidelity Hastings Street Trust	Fidelity Series Emerging Markets Debt Fund	01/19/2011

Fidelity Hastings Street Trust	Fidelity Series Growth & Income Fund	09/19/2012

Fidelity Investment Trust	Fidelity Series Canada Fund	08/15/2017

Fidelity Investment Trust	Fidelity Series Emerging Markets Fund	07/19/2018

Fidelity Investment Trust	Fidelity Series Emerging Markets Opportunities Fund	09/17/2008

Fidelity Investment Trust	Fidelity Series International Growth Fund	09/16/2009

Fidelity Investment Trust	Fidelity Series International Small Cap Fund	09/16/2009

Fidelity Investment Trust	Fidelity Series International Value Fund	09/16/2009

Fidelity Mt. Vernon Street Trust	Fidelity Series Growth Company Fund	09/18/2013

Fidelity Puritan Trust	Fidelity Series Intrinsic Opportunities Fund	09/19/2012

Fidelity Securities Fund	Fidelity Series Blue Chip Growth Fund	11/01/2013

Fidelity Securities Fund	Fidelity Series Real Estate Equity Fund	06/15/2011

Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund	09/09/2008

Fidelity Securities Fund	Fidelity Series Real Estate Income Fund	01/19/2011

Fidelity Summer Street Trust	Fidelity Series Floating Rate High Income Fund	01/19/2011

Fidelity Summer Street Trust	Fidelity Series High Income Fund	01/19/2011

Agreed and Accepted

as of June 28, 2018

Fidelity Management & Research Company		Fidelity Management & Research (Japan) Limited

By:	/s/ Harris Komishane	By:	/s/ Harris Komishane
Name:	Harris Komishane	Name:	Harris Komishane
Title:	Treasurer	Title:	Treasurer